Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Entrade, Inc. and its subsidiaries (the “Company”) on Form 10-K for the year ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter R. Harvey, Principal Executive Officer, and Richard E. Mandra Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: June     , 2008

By:	/s/ Peter R. Harvey
Peter R. Harvey, Principal Executive Officer

By:	/s/ Richard E. Mandara
Richard E. Mandra, Principal Financial Officer